UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 1, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2007, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI)

STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2007-OSI

(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of Sponsor as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee

The Registrant registered the issuance of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $805,847,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI on May 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking in the Trust Agreement dated as of May 1, 2007 (the “Trust Agreement”), among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee, to report on a change of servicing.

Between July 1, 2007 and August 1, 2007, the servicing of all of the mortgage loans initially serviced by JPMorgan Chase Bank, National Association and Aurora Loan Services LLC was transferred to Ocwen Loan Servicing, LLC. As of August 1, 2007, Ocwen Loan Servicing, LLC serviced all of the mortgage loans included in the trust fund relating to Structured Asset Securities Corporation Mortgage Loan Trust 2007-OSI (the “Trust Fund”), and JPMorgan Chase Bank, National Association and Aurora Loan Services LLC no longer directly service any of the mortgage loans included in the Trust Fund. Information required pursuant to Item 1108(b) of Regulation AB is attached hereto as Item 9.01(d).

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Servicing disclosure for Ocwen Loan Servicing, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: October 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Servicing disclosure for Ocwen Loan Servicing, LLC.